Office of the Chairman
                                                        Second-to-Die Policy

                             SPLIT-DOLLAR AGREEMENT


      THIS SPLIT-DOLLAR AGREEMENT (this "Agreement") is made and entered into effective as of May ___, 1998 (the "Effective Date"), by and among AMERICAN GENERAL CORPORATION, a Texas corporation, with principal offices and place of business in Houston, Texas (hereinafter referred to as the "Company"),
   __________________________________________________________________________
   _________________________ (herein-after referred to as the "Executive"), and ______________________________________________________________________
    _____________________________________________________         (hereinafter
   referred to as the "Owner"),1/

      WITNESSETH THAT:

      WHEREAS, the Executive is currently employed by the Company or an affiliate of the Company; and

      WHEREAS, the Personnel Committee of the Board of Directors of the Company has heretofore authorized the Company to establish and pay premiums under a split-dollar life insurance arrangement relating to a life insur-ance policy insuring the life of the Executive and providing the Executive- 's family with a death benefit equal to 200% of the sum of the Executive's base salary and average annual incentive bonus; and

      WHEREAS, a greater percentage of the sum of the Executive's base salary and average annual incentive bonus can be provided to the Executive's family as a death benefit if the premiums the Company would have paid toward a life insurance policy insuring only the life of the Executive were used to pay premiums with respect to a life insurance policy insuring the life of the Executive and his spouse as of the Effective Date (the "Spouse"); and

      WHEREAS, in order to provide his family with greater death benefits, the Executive has requested the Company to use [all][some] of the premiums the Company would have paid toward such individual life insurance policy to make premium payments under a split-dollar arrangement relating to a life insurance policy insuring the life of the Executive and the Spouse; and

      WHEREAS, in order to retain the benefits of the services of the Executive for the Company and its affiliates, the Company desires to assist the Executive in providing life insurance protection for the Executive's family under a policy of life insurance (hereinafter referred to as the "Policy") insuring the life of the Executive and the Spouse, which Policy is described in Exhibit A attached hereto and by this reference made a part


         1/ If the Executive will be the owner of the policy (as opposed to an insurance trust or other entity), then the Executive's name should be inserted in each of the blank spaces provided for the name of the Owner.
    If the space provided for the name of the Owner is not completed, then the Executive shall be deemed to be the Owner.

   hereof, and which is being issued by American General Life Insurance Company (hereinafter referred to as the "Insurer"); and

      WHEREAS, the Company is willing to pay all of the premiums due on the Policy as an additional employment benefit for the Executive, on the terms and conditions hereinafter set forth; and

      WHEREAS, the Owner will be the owner of the Policy and, as such, will possess all incidents of ownership in and to the Policy; and

      WHEREAS, the Company wishes to have the Policy collaterally assigned to it by the Owner in order to secure the repayment of the amounts which it will pay toward the premiums on the Policy;

      NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

      1. Defined Terms. The terms "Agreement," "Company," "Effective Date," "Executive," "Insurer," "Owner," "Policy," and "Spouse" shall have the meanings assigned to such terms in the preceding provisions of this Agreement. Where the following words and terms are used in this Agreement, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:

            (a)   Affiliate:   The term "Affiliate" shall have the meaning set
      forth in Rule 12b-2 promulgated under Section 12 of the Securities Exchange Act of 1934, as amended from time to time.

            (b) Anniversary Date: Each annual anniversary of the Effective Date; provided, however, that for purposes of Paragraph 1(d) below, the Effective Date shall also be considered an Anniversary Date.

            (c) Average Annual Bonus: As of any date for which the Benefit Amount must be determined pursuant to the terms of this Agreement that occurs (1) during the period beginning on the Effective Date and ending on the first Anniversary Date, an amount equal to the most recent annual incentive bonus paid in cash by the Company (or an Affiliate of the Company) to the Executive on or before the Effective Date, (2) during the period beginning on the day immediately following the first Anniver-sary Date and ending on the second Anniversary Date, an amount equal to the average of the two most recent annual incentive bonuses paid in cash by the Company (or an Affiliate of the Company) to the Executive on or before the first Anniversary Date, and (3) after the second Anniversary Date, an amount equal to the average of the three most recent annual incentive bonuses paid in cash by the Company (or an Affiliate of the Company) to the Executive on or before the Anniversary Date next preceding such date for which the Benefit Amount is determined.

            (d) Base Salary: As of any date for which the Benefit Amount must be determined pursuant to the terms of this Agreement, the Executi-ve's annual base salary from the Company or an Affiliate of the Company at the rate in effect on the Anniversary Date next preceding such date.

            (e) Benefit Amount: As of any given date, an amount equal to _____% of the sum of the Executive's Base Salary and Average Annual Bonus as of such date. Notwithstanding the foregoing or any provision in this Agreement to the contrary, the Benefit Amount shall not be increased at any time after the Effective Date to the extent such increase is subject to the medical underwriting requirements of the Insurer and the Insurer refuses to increase the face amount of the Policy based upon the health or medical condition of the Executive or the Spouse.

            (f) Change in Control: The term "Change in Control" shall have the meaning assigned to such term in the Employment Agreement between the Company and the Executive that is in effect on the Effective Date (or any successor agreement thereto).

            (g)   Claimant:    The  term  "Claimant" shall  have  the  meaning
      assigned to such term in Paragraph 10 hereof.

            (h) Measurement Date: The earlier of (1) the date upon which the Executive's employment with the Company terminates for any reason whatsoever (including, without limitation, termination of employment by reason of the death or retirement of the Executive), (2) the date of the death of the Spouse, (3) the date upon which the Executive becomes entitled to receive long-term disability benefits under a long-term disability plan maintained by the Company or an Affiliate of the Company, or (4) the effective date of the termination of this Agreement pursuant to Paragraph 8 hereof.

            (i) Normal Retirement Date: The term "Normal Retirement Date" shall have the meaning assigned to such term in the Supplemental Executive Retirement Agreement between the Company and the Executive that is in effect on the Effective Date.

            (j) Premium Payment Period: A period of 10 years commencing on the Effective Date.

            (k) Relevant Assumptions: As of any given date, (1) the Company's assumption as of such date with respect to the rate of in-crease, if any, in the Benefit Amount from such date to the Executive's Normal Retirement Date (or, if the Executive continues his employment with the Company beyond the Executive's Normal Retirement Date, to the Executive's projected date of retirement from the Company) and (2) current mortality rates and charges, crediting rates, expenses, and other relevant matters applicable to the Policy as of such date. Notwithstanding the foregoing, the assumed rate of increase in the Benefit Amount shall be 0% from and after the Measurement Date.

      2. Acquisition and Ownership of Policy; Limitations on Owner's Rights in Policy.
            (a) The Owner shall contemporaneously purchase the Policy from the Insurer in the initial total face amount specified in Exhibit A attached hereto. The parties hereto agree that they shall take all reasonable action necessary to cause the Insurer to issue the Policy, and shall take any further reasonable action which may be necessary to cause the Policy to conform to the provisions of this Agreement. The parties hereto agree that the Policy shall be subject to the terms and conditions of this Agreement and of the collateral assignment filed with the Insurer relating to the Policy.

            (b) The Policy names the Owner, and the Owner shall be, the sole and absolute owner of the Policy. The Owner shall not exercise any of the ownership rights granted to the owner of the Policy by the terms thereof except with the express written consent of the Company. Without limiting the scope of the foregoing, the Owner shall not sell, assign, transfer, borrow against or withdraw from the cash surrender value of the Policy, change the beneficiary designation provision of the Policy, change the elected death benefit option provisions of the Policy, decrease or increase the face amount of insurance, surrender or cancel the Policy, or take any other action with respect to the Policy without, in any such case, the express written consent of the Company.

            (c) Notwithstanding the provisions of Paragraph 2(b) above, the Owner shall have the right to take any of the following actions without the express written consent of the Company, provided that the Owner provides the Company with 15 days prior written notice of any such action: (1) designate the beneficiary or beneficiaries to receive the portion of the proceeds payable under the Policy specified in Paragraph 7(b) hereof; (2) elect the settlement option with respect to such proceeds from among the settlement options available under the Policy; and (3) change such benefi-ciary designation and settlement option from time to time.

      3.    Collateral Assignment; Limitation on Company's Rights in Policy.

            (a) To secure the repayment to the Company of the amount of the premiums on the Policy paid by the Company hereunder, the Owner has, contemporaneously herewith, assigned the Policy to the Company as collater-al under a separate assignment instrument. The collateral assignment of the Policy to the Company shall not be terminated, altered or amended by the Owner, without the express written consent of the Company. The parties hereto agree to take all action necessary to cause such collateral assign-ment to conform to the provisions of this Agreement and to be accepted by the Insurer. Without limiting the scope of the preceding provisions of this Paragraph 3, the parties hereto agree that the Company shall have an interest in the cash surrender value and the death benefits under the Policy to secure the amounts due to the Company hereunder, which interest shall in no event be less than the aggregate premium payments made with respect to the Policy by the Company pursuant to Paragraph 5 below.

            (b) The Company shall not at any time prior to the termination of this Agreement (1) take any action that would cause the death benefits under the Policy that would be available for distribution to the beneficia-ry or beneficiaries designated by the Owner as provided herein to be less than the Benefit Amount (determined as of the earlier of the Measurement Date or the date such action was taken by the Company) and (2) from and after the date upon which a Change in Control occurs, borrow against the Policy, pledge the Policy as collateral for a loan, withdraw any amount from the Policy or otherwise access any funds held under the Policy until such time as the beneficiary or beneficiaries designated by the Owner have received all of the Policy death benefits to which they are entitled pursuant to the provisions of this Agreement.

      4. Adjustments to Policy Face Amount. On each Anniversary Date that occurs prior to the Measurement Date, the parties hereto shall cause the total face amount of the Policy to be adjusted to the extent necessary, if any, so that such face amount is equal to the Benefit Amount (which Benefit Amount shall be determined as of the day immediately following such Anniversary Date); provided, however, that if any such adjustment would require a reduction in the face amount of the Policy, then the Company may, in its sole discretion, determine that no such adjustment to the face amount of the Policy shall be made for such Anniversary Date. The parties hereto agree that they shall take all reasonable action necessary to cause the Insurer to adjust the face amount of the Policy as provided in the preceding sentence. Without limiting the scope of the foregoing, (a) the Executive, the Spouse and the Owner shall furnish any and all information requested by the Company or the Insurer to facilitate an adjustment to the face amount of the Policy and (b) the Executive and the Spouse shall take such physical examinations as the Insurer may deem necessary.

      5.    Payment of Premiums.

            (a) On the Effective Date and on or before each Anniversary Date, the Company shall pay to the Insurer, as premium payments with respect to the Policy, the amount, if any, determined by the Company in its sole discretion; provided, however, that:

                  (1) on the Effective Date and on each Anniversary Date that occurs during the Premium Payment Period and prior to the termina-tion of this Agreement, the Company shall make substantially level premium payments with respect to the Policy based upon a premium payment policy established by the Company that is designed to (i) maintain the Policy in a manner sufficient to provide the level of death benefits to the Owner s beneficiary or beneficiaries pursuant to Paragraph 7(b) hereof in the event of the death of both the Executive and the Spouse prior to the end of the Premium Payment Period and (ii) accumulate sufficient funds under the Policy (based upon the assumption that the Executive will retire as of the Executive's Normal Retirement Date) so that as of the end of the Premium Payment Period the Policy is projected to have sufficient funds to (A) at all times thereafter provide a minimum death benefit in an amount equal to the Benefit Amount without any further premium payments and (B) permit the Owner to terminate this Agreement as of the fifteenth Anniversary Date and use accumulations under the Policy to obtain the release of the collateral assignment of the Policy to the Company; and

                  (2) on each Anniversary Date that occurs after the end of the Premium Payment Period and prior to the termination of this Agree-ment, the Company shall make a premium payment with respect to the Policy in at least the amount required so that as of such Anniversary Date the Policy is projected to have sufficient funds to (i) at all times thereafter provide a minimum death benefit in an amount equal to the Benefit Amount without any further premium payments and (ii) permit the Owner to terminate this Agreement as of the fifteenth Anniversary Date and use accumulations under the Policy to obtain the release of the collateral assignment of the Policy to the Company.

   The amount of each premium payment required pursuant to clauses (1) and (2) of the preceding sentence shall be determined based upon (i) the Relevant Assumptions in effect as of the date such premium payment is required to be paid by the Company pursuant to this Paragraph 5(a) and (ii) if the Measurement Date has not occurred as of such premium payment date, the Company's estimate of the date upon which the Measurement Date will occur (which date shall be estimated to be no earlier than the Executive's Normal Retirement Date). The Owner and the Executive acknowledge and agree that
   (A) the Company is agreeing to make premium payments with respect to the Policy as described above based upon the Relevant Assumptions and for the period of time set forth in this Agreement, (B) the actual crediting rates under the Policy and the charges and expenses incurred with respect to the Policy may deviate from the rates, charges and expenses utilized from time to time under the Relevant Assumptions, and (C) accordingly, the Company makes no guarantee that the Policy will, in fact, have sufficient funds to provide a minimum death benefit in an amount equal to the Benefit Amount at all times after the termination of this Agreement without any further premium payments. The Company shall promptly notify the Owner of the date and the amount of each premium payment made by the Company with respect to the Policy and, promptly upon receipt, the Owner shall furnish the Company with a copy of the annual report for the Policy received by the Owner from the Insurer.

            (b) Upon the occurrence of a Change in Control, the Company shall promptly pay into a rabbi trust a single lump sum cash payment in an amount equal to the projected amount of premium payments that the Company would be required to make with respect to the Policy pursuant to Paragraph 5(a) hereof during the longer of (1) the remaining portion of the Premium Payment Period and (2) the 36 month period beginning on the date of such Change in Control. For purposes of this Paragraph 5(b), the longer of the periods referred to in clauses (1) and (2) of the preceding sentence shall be referred to as the "Rabbi Trust Period." Pursuant to the terms of the rabbi trust, on each Anniversary Date that occurs during the Rabbi Trust Period, the trustee of the rabbi trust shall pay to the Insurer as a premium with respect to the Policy an amount equal to (i) the amount initially deposited in the rabbi trust by the Company divided by (ii) the number of Anniversary Dates that will occur during the Rabbi Trust Period. After the trustee has made such a premium payment on each Anniversary Date that occurs during the Rabbi Trust Period, the rabbi trust shall terminate and any remaining funds held by the trustee shall be returned to the Company. Notwithstanding the foregoing, the Company shall remain obligated to make all premium payments required pursuant to Paragraph 5(a) hereof; provided, however, that the Company shall be relieved of such obligation to the extent of the amount of each premium payment made by the trustee of the rabbi trust with respect to the Policy. All costs and expenses associated with the establishment and maintenance of the rabbi trust shall be paid by the Company.

            (c) Neither the Executive, the Spouse nor the Owner shall have any obligation to pay any premiums with respect to the Policy prior to the termination of this Agreement. The Company shall have no obligation to pay any premiums with respect to the Policy from and after the termination of this Agreement pursuant to Paragraph 8 below.

      6.    Provision  of  Information.   On  or  before  January 31  of  each
   calendar year, the Company shall furnish to the Executive a statement of the amount of income, if any, reportable by the Executive for federal and state income tax purposes for the preceding calendar year as a result of the existence and maintenance of the Policy. The Owner and the Executive shall promptly furnish the Company with (a) copies of any information or notices provided by the Insurer from time to time with respect to the Policy and (b) any other material or information relating to the Policy and reasonably requested by the Company from time to time. Upon request, the Company shall promptly furnish to the Owner evidence of timely payment of any amount required to be paid by the Company pursuant to Paragraph 5 hereof.

      7.    Collection and Distribution of Death Proceeds.

            (a) Upon the death of the second to die of the Executive and the Spouse prior to the termination of this Agreement during the lifetime of the Executive or the Spouse, the Company and the Owner shall cooperate with the beneficiary or beneficiaries designated by the Owner to take whatever action is necessary to collect the death benefit provided under the Policy. When such benefit has been collected and paid as provided herein, this Agreement shall thereupon terminate.

            (b) Upon the death of the second to die of the Executive and the Spouse prior to the termination of this Agreement during the lifetime of the Executive or the Spouse, the beneficiary or beneficiaries designated by the Owner pursuant to Paragraph 2(c) hereof shall be entitled to receive a portion of the death benefits provided under the Policy in an amount equal to the Benefit Amount determined as of the Measurement Date. This amount shall be paid under the settlement option elected by the Owner.

            (c) Upon the death of the second to die of the Executive and the Spouse prior to the termination of this Agreement during the lifetime of the Executive or the Spouse, the Company shall have the unqualified right to receive any and all of the death benefits provided under the Policy in excess of the amount payable pursuant to Paragraph 7(b) above to the beneficiary or beneficiaries designated by the Owner. This amount shall be paid to the Company in a single lump sum cash payment.

            (d) The parties hereto agree that, upon the request of the Company, the beneficiary designation provision of the Policy shall conform to the provisions hereof.

      8.    Termination of Agreement.

            (a) This Agreement may be terminated by the Owner at any time during the lifetime of the Executive or the Spouse and after the fifteenth

   Anniversary Date upon written notice to the Company and payment to the Company by the Owner at the time of such notice of a single lump sum cash payment in an amount equal to the aggregate premium payments made by the Company pursuant to Paragraph 5 hereof on or before the date of such termination, less any withdrawals from the Policy by the Company prior to the date of such termination and any indebtedness secured by the Policy which was incurred by the Company and remains outstanding as of the date of such termination, including any unpaid accrued interest on such indebted-ness. Upon receipt of such amount, the Company shall release the collater-al assignment of the Policy by the execution and delivery of an appropriate instrument of release.

            (b)   This  Agreement may be terminated by the Company at any time during the lifetime of the Executive  or the Spouse and after the later  of
   (i) the date upon which the Executive's employment with the Company termi-nates, (ii) the Executive's Normal Retirement Date and (iii) the fifteenth Anniversary Date. The Company shall provide the Owner and, if then living, the Executive with 30 days' prior written notice of any such termination of this Agreement by the Company. If this Agreement is terminated by the Company as provided in the preceding provisions of this Paragraph 8(b), then for 60 days after the effective date of the termination of this Agreement, the Owner shall have the option of obtaining the release of the collateral assignment of the Policy to the Company. To obtain such release, the Owner shall repay to the Company the total amount of the premium payments made by the Company hereunder, less any withdrawals from the Policy by the Company prior to the date of such termination and any indebtedness secured by the Policy which was incurred by the Company and remains outstanding as of the date of such termination, including any unpaid accrued interest on such indebtedness. Upon receipt of such amount, the Company shall release the collateral assignment of the Policy by the execution and delivery of an appropriate instrument of release. If the Owner fails to exercise such option within such 60 day period, then the interest of the Owner in the Policy shall automatically be transferred to the Company and the Owner shall execute any document or documents requested by the Company or the Insurer to effect such transfer. Alternatively, the Company may enforce its right to be repaid the amount due it hereunder from the cash surrender value of the Policy under the collateral assignment of the Policy; provided that in the event the cash surrender value of the Policy exceeds the amount due the Company, such excess shall be paid to the Owner. Thereafter, neither the Owner nor any person claiming under the Owner shall have any further interest in and to the Policy, either under the terms thereof or under this Agreement.

      9. Insurer Not a Party. Subject to the terms and conditions of the Policy, the Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy and upon the performance of its other obligations in accordance with the terms of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy.

      10. Named Fiduciary, Determination of Benefits, Claims Procedure and Administration.

            (a) Named Fiduciary. The Company is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a premium payment policy and method consistent with the objectives of this Agreement.

            (b) (1) Claim. A person who believes that he or she is being denied a benefit to which he or she is entitled under this Agreement (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the Company at its then principal place of business.

                  (2) Claim Decision. Upon receipt of a claim, the Company shall advise the Claimant that a reply will be forthcoming within 90 days and shall, in fact, deliver such reply within such period. The Company may, however, extend the reply period for an additional 90 days for reasonable cause.

                        If the claim is denied in whole or in part, the Company shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (i) the specific reason or reasons for such denial; (ii) the specific reference to pertinent provisions of this Agreement on which such denial is based; (iii) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; (iv) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (v) the time limits for requesting a review under subsection (3) and for review under subsection (4) hereof.

                  (3) Request for Review. Within 60 days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Company review its determination. Such request must be addressed to the Company, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Company. If the Claimant does not request a review of the Company's determination within such 60 day period, he or she shall be barred and estopped from challenging the Company's determination.

                  (4) Review of Decision. Within 60 days after the Company- 's receipt of a request for review, it will review the determination. After considering all materials presented by the Claimant, the Company will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circum-stances require that the 60 day time period be extended, the Company will so notify the Claimant and will render the decision as soon as possible, but no later than 120 days after receipt of the request for review.

      11.    Arbitration.

            (a)   Upon  completion  of  the   claims  procedure  described  in
   Paragraph 10(b) hereof (if applicable), all claims, demands, causes of action, disputes, controversies, and other matters in questions arising out of or relating to this Agreement, any provision hereof, the alleged breach thereof, or in any way relating to the subject matter of this Agreement involving the parties hereto and/or their respective representatives, even though some or all of such claims allegedly are extra-contractual in nature, whether such claims sound in contract, tort, or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Employment Dispute Resolution Rules then in effect with the American Arbitration Association. The arbitration proceeding shall be conducted in Houston, Texas. This agreement to arbitrate shall be enforce-able in either federal or state court.

            (b) The enforcement of this agreement to arbitrate and all procedural aspects of this agreement to arbitrate, including but not limited to, the construction and interpretation of this agreement to arbitrate, the issues subject to arbitration (i.e., arbitrability), the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitrability, and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act and shall be decided by the arbitrators. In deciding the substance of any such claims, the arbitrators shall apply the substantive laws of the State of Texas (excluding Texas choice-of-law principles that might call for the application of some other state s law); provided, however, it is expressly agreed that the arbitrators shall have no authority to award treble, exemplary, or punitive damages under any circumstances regardless of whether such damages may be available under Texas law, the parties hereby waiving their right, if any, to recover treble, exemplary, or punitive damages in connection with any such claims. The Company shall bear all of its costs and expenses incurred in connection with the arbitration proceed-ing. If arbitration is instituted to enforce the terms of this Agreement and the Owner or the Executive, as applicable, prevails on at least one of the issues involved in such arbitration, whether as plaintiff or defendant, then, in addition to the remedy or relief obtained in such arbitration proceeding by the Owner or the Executive, such party shall be entitled to recover its or his expenses incurred in connection with such arbitration proceeding, including, without limitation, arbitrators and attorneys fees, and the arbitrators are authorized to so award such costs and fees.

            (c) The arbitration may be initiated by any party by providing to the other parties a written notice of arbitration specifying the claims. Within 30 days of the notice of initiation of the arbitration procedure,
   (1) the Owner and the Executive, acting together, shall denominate one arbitrator and (2) the Company shall denominate one arbitrator. The two arbitrators shall select a third arbitrator failing agreement on which within 60 days of the original notice, either the Owner, the Executive or the Company shall apply to the Senior Active United States District Judge for the Southern District of Texas, who shall appoint a third arbitrator. While the third arbitrator shall be neutral, the two party-appointed arbitrators are not required to be neutral and it shall not be grounds for removal of either of the two party-appointed arbitrators or for vacating the arbitrators' award that either of such arbitrators has past or present minimal relationships with the party that appointed such arbitrator.
   Evident partiality on the part of an arbitrator exists only where the circumstances are such that a reasonable person would have to conclude there in fact existed actual bias. A mere appearance or impression of bias will not constitute evident partiality or otherwise disqualify an arbitra-tor.

            (d) The three arbitrators shall by majority vote resolve all disputes between the parties. There shall be no transcript of the hearing before the arbitrators. The arbitrators' decision shall be in writing, but shall be as brief as possible. The arbitrators shall not assign the reasons for their decision. The arbitrators shall certify in their award that they have faithfully applied the terms and conditions of this Agree-ment and that no part of their award includes any amount for exemplary or punitive damages. All proceedings conducted hereunder and the decision of the arbitrators shall be kept confidential by the parties, e.g., the arbitrators award shall not be released to the press or published in any of the various arbitration reporters. Judgment upon any award rendered in any such arbitration proceeding may be entered by any federal or state court having jurisdiction.

      12. Amendment. This Agreement may not be amended, altered, or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns. Notwithstanding the foregoing or any other provision herein to the contrary, the Premium Payment Period, the face amount of the Policy, the amount of premiums to be paid by the Company, and/or the references in this Agreement to the fifteenth Anniver-sary Date may be changed by the Company without the consent of the Owner or the Executive to the extent necessary to (a) maintain the Policy as a "life insurance contract" (within the meaning of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), and the interpretative authority promulgated thereunder) and (b) prevent the Policy from consti-tuting a "modified endowment contract" (within the meaning of Section 7702A of the Code and the interpretative authority promulgated thereunder). The Company shall provide the Owner and the Executive with prompt written notice of any such change.

      13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and the Owner, the Executive and their respective successors, assigns, heirs, executors, administrators, and beneficiaries; provided, however, that the rights and obligations of the Owner and the Executive hereunder are personal and neither this Agreement, nor any right, benefit, or obligation of the Owner or the Executive hereto, shall be subject to voluntary or involuntary assignment, alienation or transfer, whether by operation of law or other-wise, without the prior written consent of the Company.

      14. Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States registered or certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand.

      15. Employment Relationship. For all purposes of this Agreement, the Executive shall be considered to be in the employment of the Company as long as the Executive remains an employee of the Company or any Affiliate of the Company. However, this Agreement is not an employment agreement. This Agreement shall not be construed as creating an express or implied contract of employment and does not modify the nature of the Executive's employment relationship with the Company or its Affiliates, as the case may be. Except as otherwise agreed in writing between the Executive and the Company or an Affiliate of the Company, the employment relationship between the Executive and the Company or its Affiliates is at-will, i.e., the employment relationship may be terminated at any time at the will of either the Company or the Executive for any reason or no reason at all.

      16. Taxes and Policy Illustrations. The Company makes no guarantees and assumes no obligations or responsibilities with respect to the Owner's, the Executive's or the Spouse's federal, state, or local income, estate, inheritance, and gift tax obligations, if any, under this Agreement, the Policy or the collateral assignment of the Policy to the Company. The Executive and the Owner agree and acknowledge that the Policy illustrations provided prior to the Effective Date and any Policy illustrations that may be provided from time to time thereafter by the Company, the Insurer or their respective agents and representatives are not guaranteed and are not a part of the Policy or this Agreement. Such Policy illustrations shall not create any additional obligations or responsibilities to the Executive or the Owner by the Company, the Insurer, or their respective agents and representatives.

      17.   Governing  Law.   This Agreement,  and the  rights of  the parties
   hereunder, shall be governed by and construed in accordance with the laws of the State of Texas.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on this the _____ day of ____________, 1998, effective as of the Effective Date.

                                    AMERICAN GENERAL CORPORATION


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                                                     "COMPANY"


                                    __________________________________________
                                    ____________________

                                                                   "EXECUTIVE"


                                    __________________________________________
                                    _______________________________________

                                                                       "OWNER"

      The Spouse joins in the execution of this Agreement for the sole purpose of evidencing her agreement to the provisions set forth in Paragraphs 2(a) and 4 of this Agreement.


                                    __________________________________________
                                    ______________________

                                                                      "SPOUSE"
                                    EXHIBIT A


      The following life insurance policy is subject to the attached Split-Dollar Agreement:


   Insurer:             American General Life Insurance Company

   Insureds:            __________________________

   Policy Number:       __________________________

   Face Amount on the
   Effective Date:      $_________________________

   Effective Date of Policy:  May____, 1998

                                                        Office of the Chairman
                                                        Second-to-Die Policy

                ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL


      A. FOR VALUE RECEIVED, the undersigned (hereinafter the "Owner") hereby assigns, transfers and sets over to American General Corporation, with principal offices and place of business in Houston, Texas, its successors and assigns (hereinafter the "Assignee"), Policy No. __________- _______ issued by American General Life Insurance Company (hereinafter the "Insurer"), and any supplementary contracts issued in connection therewith (said policy and contracts hereinafter the "Policy"), insuring the lives of ________________ ___________ (the "Executive") and his spouse as of the date hereof, and all claims, options, privileges, rights, title and interest therein and thereunder (except as otherwise provided herein), subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The Owner, by this Assignment, and the Assignee, by acceptance of the assignment of the Policy to it hereunder, agree to the terms and conditions contained herein.

      B. This Assignment is made and the Policy is to be held as collateral security for any and all liabilities and obligations of the Owner to the Assignee, either now existing or that may hereafter arise, under and pursuant to that certain Split-Dollar Agreement by and among the Owner, the Assignee, and the Executive, dated effective as of May ____, 1998 (herein-after the "Split-Dollar Agreement"). The liabilities and obligations described in the preceding sentence are hereinafter referred to as the "Liabilities."

      C. It is expressly agreed that, without detracting from the generali-ty of the foregoing, the following specific rights are included in this Assignment and pass to the Assignee by virtue hereof:

            1. The sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;

            2. The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow; and

            3. The sole right to obtain one or more withdrawals, loans or advances on the Policy, either from the Insurer or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances.

      D. It is expressly agreed that the following specific rights, so long as the Policy has not been surrendered and to the extent permitted under the Split-Dollar Agreement, are reserved by the Owner and excluded from this Assignment and do not pass by virtue hereof:

            1. The right to designate and change the beneficiary to receive the portion of the proceeds under the Policy specified in Paragraph 7(b) of the Split-Dollar Agreement; and

            2. The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer with respect to such proceeds.

   However, the reservation of these rights by the Owner shall in no way impair the right of the Assignee to surrender the Policy nor impair any other right of the Assignee hereunder. Further, any exercise of these rights shall be made subject to this Assignment and to the rights of the Assignee hereunder.

      E. Notwithstanding the foregoing, the Assignee covenants and agrees with the Owner as follows:

            1. Any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy, had this Assignment not been executed;

            2. The Assignee will not exercise the right to surrender the Policy, nor the right to make withdrawals from the Policy or obtain policy loans from the Insurer, unless and until there has been default in any of the Liabilities or the Split-Dollar Agreement has been terminated, pursuant to its terms; in any event, the Assignee will not exercise any such right until 15 days after the Assignee shall have mailed notice of intention to exercise such right, by first class mail, to the Owner at the address last supplied in writing to the Assignee specifically referring to this Assignment; and

            3. The Assignee will, upon request, forward the Policy to the Insurer without unreasonable delay, for endorsement of any designation or change of beneficiary or any election of an optional mode of settle-ment that has been elected by the Owner.

      F. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, the validity or the amount of the Liabilities, the existence of any default therein, termination of the Split-Dollar Agree-ment, the giving of any notice hereunder, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Payment for all or any part of the sums due under the Policy and assigned herein shall be drawn to the exclusive order of or as directed by the Assignee if, when, and in such amounts as may be requested by the Assignee.

      G. The Assignee shall be under no obligation to pay any premium on the Policy nor the principal of or interest on any loans or advances on the Policy, whether or not obtained by the Assignee, or any other charges on the Policy.

      H. The exercise of any right, option, privilege or power given herein to the Assignee shall be at the option of the Assignee, and (except as provided herein) the Assignee may exercise any such right, option, privi-lege or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by the Owner.

      I. If applicable, the Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this Assignment to the Liabilities in such order as the Assignee shall determine, without resorting to or regard to other security.

      J. As applied to the duties and responsibilities of the Insurer, in the event of any conflict between the provisions of this Assignment and the provisions of the Split-Dollar Agreement with respect to the Policy or the Assignee's rights of collateral security therein, the provisions of this Assignment shall prevail. As applied between the Owner and the Assignee, in the event of any such conflict, the provisions of the Split-Dollar Agreement shall prevail.

      K. The Owner declares that no proceedings in bankruptcy are pending against the Owner and that the Owner's property is not subject to any assignment for the benefit of creditors of the Owner.

      SIGNED this ___ day of ______________, 1998, effective as of May _____, 1998.



                                          ___________________________________
                                          ___________________________________
                                          ___________________________________
                                                                       "OWNER"

   This Assignment is hereby accepted and agreed to by the Assignee.

                                    AMERICAN GENERAL CORPORATION


                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________
                                                                    "ASSIGNEE"

   STATE OF _______________   Section
                              Section
   _______________ COUNTY     Section


      On  the  _____  day  of  ___________________________,  1998,  before  me personally came ______________________, __________________________________-
   __________________, to me known to be the individual who executed the Assignment on the preceding pages hereof and acknowledged to me that he or she executed the same.


                                        _____________________________________
                                          Notary Public in and for
                                          THE STATE OF_________________________
   My Commission Expires:

   ____________________________

                                                              Other Executives

                             SPLIT-DOLLAR AGREEMENT


      THIS SPLIT-DOLLAR AGREEMENT (this "Agreement") is made and entered into effective as of May ___, 1998 (the "Effective Date"), by and among AMERICAN GENERAL CORPORATION, a Texas corporation, with principal offices and place of business in Houston, Texas (hereinafter referred to as the "Company"), ____________________________________________ (hereinafter referred to as the "Executive"), and ____________________________________________________-
   ______
   __________________ _________________________________ (hereinafter  referred to as the "Owner"),2/

      WITNESSETH THAT:

      WHEREAS, the Executive is currently employed by the Company or an affiliate of the Company; and

      WHEREAS, in order to retain the benefits of the services of the Execu-tive for the Company and its affiliates, the Company desires to assist the Executive in providing life insurance protection for the Executive's family under a policy of life insurance (hereinafter referred to as the "Policy") insuring the life of the Executive, which Policy is described in Exhibit A attached hereto and by this reference made a part hereof, and which is being issued by American General Life Insurance Company (hereinafter referred to as the "Insurer"); and

      WHEREAS, the Company is willing to pay all of the premiums due on the Policy as an additional employment benefit for the Executive, on the terms and conditions hereinafter set forth; and

      WHEREAS, the Owner will be the owner of the Policy and, as such, will possess all incidents of ownership in and to the Policy; and

      WHEREAS, the Company wishes to have the Policy collaterally assigned to it by the Owner in order to secure the repayment of the amounts which it will pay toward the premiums on the Policy;

      NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

      1. Defined Terms. The terms "Agreement," "Company," "Effective Date," "Executive," "Insurer," "Owner," and "Policy" shall have the meanings assigned to such terms in the preceding provisions of this Agreement. Where the following words and terms are used in this Agreement,



         2/      If the Executive will be the owner of the policy (as opposed to an insurance trust or other entity), then the Executive's name should be inserted in each of the blank spaces provided for the name of the Executive and the name of the Owner. If the space provided for the name of the Owner is not completed, then the Executive shall be deemed to be the Owner.

   they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:

            (a)   Affiliate:   The term "Affiliate" shall have the meaning set
      forth in Rule 12b-2 promulgated under Section 12 of the Securities Exchange Act of 1934, as amended from time to time.

            (b) Anniversary Date: Each annual anniversary of the Effective Date; provided, however, that for purposes of Paragraph 1(d) below, the Effective Date shall also be considered an Anniversary Date.

            (c) Average Annual Bonus: [FOR EXECUTIVES OTHER THAN MESSRS. GRAF AND SCOTT: As of any date for which the Benefit Amount must be determined pursuant to the terms of this Agreement that occurs (1)
      during the  period beginning  on the  Effective Date  and ending  on the first  Anniversary Date,  an  amount equal  to  the most  recent  annual incentive bonus paid in cash by the Company (or an Affiliate of the Company) to the Executive on or before the Effective Date, (2) during the period beginning on the day immediately following the first Anniver-sary Date and ending on the second Anniversary Date, an amount equal to the average of the two most recent annual incentive bonuses paid in cash by the Company (or an Affiliate of the Company) to the Executive on or before the first Anniversary Date, and (3) after the second Anniversary Date, an amount equal to the average of the three most recent annual incentive bonuses paid in cash by the Company (or an Affiliate of the Company) to the Executive on or before the Anniversary Date next preceding such date for which the Benefit Amount is determined.][FOR MESSRS. GRAF AND SCOTT: As of any date for which the Benefit Amount must be determined pursuant to the terms of this Agreement that occurs
      (1) during the period beginning on the Effective Date and ending on the first Anniversary Date, an amount equal to ____ % of the Executive s annual base salary from the Company or an Affiliate of the Company at the rate in effect on the Effective Date (the "Deemed Bonus"), (2) during the period beginning on the day immediately following the first Anniversary Date and ending on the second Anniversary Date, an amount equal to the average of the Deemed Bonus and the most recent annual incentive bonus paid in cash by the Company (or an Affiliate of the Company) to the Executive on or before the first Anniversary Date, (3) during the period beginning on the day immediately following the second Anniversary Date and ending on the third Anniversary Date, an amount equal to the average of the Deemed Bonus and the two most recent annual incentive bonuses paid in cash by the Company (or an Affiliate of the Company) to the Executive on or before the second Anniversary Date, and
      (4) after the third Anniversary Date, an amount equal to the average of the three most recent annual incentive bonuses paid in cash by the Company (or an Affiliate of the Company) to the Executive on or before the Anniversary Date next preceding such date for which the Benefit Amount is determined.]

            (d) Base Salary: As of any date for which the Benefit Amount must be determined pursuant to the terms of this Agreement, the Executi-ve's annual base salary from the Company or an Affiliate of the Company at the rate in effect on the Anniversary Date next preceding such date.

            (e) Benefit Amount: As of any given date, an amount equal to 200% of the sum of the Executive's Base Salary and Average Annual Bonus as of such date; provided, however, that on the Executive's Normal Retirement Date, the Benefit Amount shall be reduced to 100% of the sum of the Executive's Base Salary and Average Annual Bonus as of the Measurement Date (except that if the Executive continues his or her employment beyond the Executive's Normal Retirement Date, then such reduction shall occur on the date of the Executive's termination of employment with the Company for a reason other than death). Notwith-standing the foregoing or any provision in this Agreement to the contrary, the Benefit Amount shall not be increased at any time after the Effective Date to the extent such increase is subject to the medical underwriting requirements of the Insurer and the Insurer refuses to increase the face amount of the Policy based upon the health or medical condition of the Executive.

            (f)   Cause:   The term "Cause" shall have the meaning assigned to
      such term in the Change in Control Severance Agreement.

            (g) Change in Control: The term "Change in Control" shall have the meaning assigned to such term in the Change in Control Severance Agreement.

            (h) Change in Control Severance Agreement: The Change in Control Severance Agreement between the Company and the Executive that is in effect on the Effective Date (or any successor agreement thereto).

            (i)   Claimant:    The  term  "Claimant" shall  have  the  meaning
      assigned to such term in Paragraph 10 hereof.

            (j) Disabled: The Executive shall be considered "Disabled" for purposes of this Agreement at such time as the Executive becomes entitled to receive long-term disability benefits under a long-term disability plan maintained by the Company or an Affiliate of the Company.

            (k) Measurement Date: The earlier of (1) the date upon which the Executive's employment with the Company terminates for any reason whatsoever (including, without limitation, termination of employment by reason of the death or retirement of the Executive), (2) the date upon which the Executive becomes Disabled, or (3) the effective date of the termination of this Agreement pursuant to Paragraph 8 hereof.

            (l) Normal Retirement Date: The term "Normal Retirement Date" shall have the meaning assigned to such term in the Company's Supplemen-tal Executive Retirement Plan that is in effect on the Effective Date.

            (m) Premium Payment Period: A period of 10 years commencing on the Effective Date; provided, however, that upon written notice to the Owner and the Executive prior to the occurrence of a Change in Control, the Company may from time to time extend the Premium Payment Period for any period determined by the Company that ends on or before the later of

      (1) the Executive's Normal Retirement Date or (2) the fifteenth Anniver-sary Date.

            (n)   Relevant  Assumptions:    As  of  any given  date,  (1)  the
      Company's assumption as of such date with respect to the rate of increase, if any, in the Benefit Amount from such date to the Executive- 's Normal Retirement Date (or, if the Executive continues his or her employment with the Company beyond the Executive's Normal Retirement Date, to the Executive's projected date of retirement from the Company) and (2) current mortality rates and charges, crediting rates, expenses, and other relevant matters applicable to the Policy as of such date. Notwithstanding the foregoing, the assumed rate of increase in the Benefit Amount shall be 0% from and after the Measurement Date.

      2. Acquisition and Ownership of Policy; Limitations on Owner's Rights in Policy.
            (a) The Owner shall contemporaneously purchase the Policy from the Insurer in the initial total face amount specified in Exhibit A attached hereto. The parties hereto agree that they shall take all reasonable action necessary to cause the Insurer to issue the Policy, and shall take any further reasonable action which may be necessary to cause the Policy to conform to the provisions of this Agreement. The parties hereto agree that the Policy shall be subject to the terms and conditions of this Agreement and of the collateral assignment filed with the Insurer relating to the Policy.

            (b) The Policy names the Owner, and the Owner shall be, the sole and absolute owner of the Policy. The Owner shall not exercise any of the ownership rights granted to the owner of the Policy by the terms thereof except with the express written consent of the Company. Without limiting the scope of the foregoing, the Owner shall not sell, assign, transfer, borrow against or withdraw from the cash surrender value of the Policy, change the beneficiary designation provision of the Policy, change the elected death benefit option provisions of the Policy, decrease or increase the face amount of insurance, surrender or cancel the Policy, or take any other action with respect to the Policy without, in any such case, the express written consent of the Company.

            (c) Notwithstanding the provisions of Paragraph 2(b) above, the Owner shall have the right to take any of the following actions without the express written consent of the Company, provided that the Owner provides the Company with 15 days prior written notice of any such action: (1) designate the beneficiary or beneficiaries to receive the portion of the proceeds payable under the Policy specified in Paragraph 7(b) hereof; (2) elect the settlement option with respect to such proceeds from among the settlement options available under the Policy; and (3) change such benefi-ciary designation and settlement option from time to time.

      3.    Collateral Assignment; Limitation on Company's Rights in Policy.

            (a) To secure the repayment to the Company of the amount of the premiums on the Policy paid by the Company hereunder, the Owner has, contemporaneously herewith, assigned the Policy to the Company as collater-al under a separate assignment instrument. The collateral assignment of the Policy to the Company shall not be terminated, altered or amended by the Owner, without the express written consent of the Company. The parties hereto agree to take all action necessary to cause such collateral assign-ment to conform to the provisions of this Agreement and to be accepted by the Insurer. Without limiting the scope of the preceding provisions of this Paragraph 3, the parties hereto agree that the Company shall have an interest in the cash surrender value and the death benefits under the Policy to secure the amounts due to the Company hereunder, which interest shall in no event be less than the aggregate premium payments made with respect to the Policy by the Company pursuant to Paragraph 5 below.

            (b) The Company shall not at any time prior to the termination of this Agreement (1) take any action that would cause the death benefits under the Policy that would be available for distribution to the beneficia-ry or beneficiaries designated by the Owner as provided herein to be less than the Benefit Amount (determined as of the earlier of the Measurement Date or the date such action was taken by the Company) and (2) from and after the date upon which a Change in Control occurs, borrow against the Policy, pledge the Policy as collateral for a loan, withdraw any amount from the Policy or otherwise access any funds held under the Policy until such time as the beneficiary or beneficiaries designated by the Owner have received all of the Policy death benefits to which they are entitled pursuant to the provisions of this Agreement.

      4. Adjustments to Policy Face Amount. On each Anniversary Date that occurs prior to the Measurement Date, the parties hereto shall cause the total face amount of the Policy to be adjusted to the extent necessary, if any, so that such face amount is equal to the Benefit Amount (which Benefit Amount shall be determined as of the day immediately following such Anniversary Date); provided, however, that if any such adjustment would require a reduction in the face amount of the Policy, then the Company may, in its sole discretion, determine that no such adjustment to the face amount of the Policy shall be made for such Anniversary Date. Further, on, or as soon as administratively practicable after, the Executive's Normal Retirement Date (or, if later, the date of the termination of the Executiv-e's employment with the Company for a reason other than death), the parties hereto shall cause the total face amount of the Policy to be reduced to the extent necessary, if any, so that such face amount is equal to the Benefit Amount in effect at such time. The parties hereto agree that they shall take all reasonable action necessary to cause the Insurer to adjust the face amount of the Policy as provided in the preceding provisions of this Paragraph 4. Without limiting the scope of the foregoing, (a) the Execu-tive and the Owner shall furnish any and all information requested by the Company or the Insurer to facilitate an adjustment to the face amount of the Policy and (b) the Executive shall take such physical examinations as the Insurer may deem necessary.

      5.    Payment of Premiums.

            (a) On the Effective Date and on or before each Anniversary Date, the Company shall pay to the Insurer, as premium payments with respect to the Policy, the amount, if any, determined by the Company in its sole discretion; provided, however, that:

                  (1) on the Effective Date and on each Anniversary Date that occurs during the Premium Payment Period and prior to the termina-tion of this Agreement, the Company shall make substantially level premium payments with respect to the Policy based upon a premium payment policy established by the Company that is designed to (i) maintain the Policy in a manner sufficient to provide the level of death benefits to the Owner's beneficiary or beneficiaries pursuant to Paragraph 7(b) hereof in the event of the Executive's death prior to the end of the Premium Payment Period and (ii) accumulate sufficient funds under the Policy (based upon the assumption that the Executive will retire as of the Executive's Normal Retirement Date) so that as of the end of the Premium Payment Period the Policy is projected to have sufficient funds to (A) at all times thereafter provide a minimum death benefit in an amount equal to the Benefit Amount without any further premium payments and (B) permit the Owner to terminate this Agreement as of the later of the Executive s Normal Retirement Date or the fifteenth Anniversary Date and use accumulations under the Policy to obtain the release of the collateral assignment of the Policy to the Company; and

                  (2) on each Anniversary Date that occurs after the end of the Premium Payment Period and prior to the termination of this Agree-ment, the Company shall make a premium payment with respect to the Policy in at least the amount required so that as of such Anniversary Date the Policy is projected to have sufficient funds to (i) at all times thereafter provide a minimum death benefit in an amount equal to the Benefit Amount without any further premium payments and (ii) permit the Owner to terminate this Agreement as of the later of the Executive s Normal Retirement Date or the fifteenth Anniversary Date and use accumulations under the Policy to obtain the release of the collateral assignment of the Policy to the Company.

   The amount of each premium payment required pursuant to clauses (1) and (2) of the preceding sentence shall be determined based upon (i) the Relevant Assumptions in effect as of the date such premium payment is required to be paid by the Company pursuant to this Paragraph 5(a) and (ii) if the Measurement Date has not occurred as of such premium payment date, the Company's estimate of the date upon which the Measurement Date will occur (which date shall be estimated to be no earlier than the Executive's Normal Retirement Date). The Owner and the Executive acknowledge and agree that
   (A) the Company is agreeing to make premium payments with respect to the Policy as described above based upon the Relevant Assumptions and for the period of time set forth in this Agreement, (B) the actual crediting rates under the Policy and the charges and expenses incurred with respect to the Policy may deviate from the rates, charges and expenses utilized from time to time under the Relevant Assumptions, and (C) accordingly, the Company makes no guarantee that the Policy will, in fact, have sufficient funds to provide a minimum death benefit in an amount equal to the Benefit Amount at all times after the termination of this Agreement without any further premium payments. The Company shall promptly notify the Owner of the date and the amount of each premium payment made by the Company with respect to the Policy and, promptly upon receipt, the Owner shall furnish the Company with a copy of the annual report for the Policy received by the Owner from the Insurer.

            (b) If the Executive's employment with the Company is terminated under circumstances pursuant to which the Executive is entitled to a severance benefit under the Change in Control Severance Agreement, then the Company shall promptly pay into a rabbi trust a single lump sum cash payment in an amount equal to the projected amount of premium payments that the Company would be required to make with respect to the Policy pursuant to Paragraph 5(a) hereof during the 36 month period immediately following such termination of employment. Pursuant to the terms of the rabbi trust, on each of the first three Anniversary Dates that occur after the termina-tion of the Executive's employment with the Company, the trustee of the rabbi trust shall pay to the Insurer as a premium with respect to the Policy one-third of the amount initially deposited in the rabbi trust by the Company. After the trustee has made three such premium payments, the rabbi trust shall terminate and any remaining funds held by the trustee shall be returned to the Company. Notwithstanding the foregoing, the Company shall remain obligated to make all premium payments required pursuant to Paragraph 5(a) hereof; provided, however, that the Company shall be relieved of such obligation to the extent of the amount of each premium payment made by the trustee of the rabbi trust with respect to the Policy. All costs and expenses associated with the establishment and maintenance of the rabbi trust shall be paid by the Company.

            (c) Neither the Executive nor the Owner shall have any obliga-tion to pay any premiums with respect to the Policy prior to the termina-tion of this Agreement. The Company shall have no obligation to pay any premiums with respect to the Policy from and after the termination of this Agreement pursuant to Paragraph 8 below.

      6. Provision of Information. On or before January 31 of each calendar year, the Company shall furnish to the Executive a statement of the amount of income, if any, reportable by the Executive for federal and state income tax purposes for the preceding calendar year as a result of the existence and maintenance of the Policy. The Owner and the Executive shall promptly furnish the Company with (a) copies of any information or notices provided by the Insurer from time to time with respect to the Policy and (b) any other material or information relating to the Policy and reasonably requested by the Company from time to time. Upon request, the Company shall promptly furnish to the Owner evidence of timely payment of any amount required to be paid by the Company pursuant to Paragraph 5 hereof.

      7.    Collection and Distribution of Death Proceeds.

            (a) Upon the death of the Executive prior to the termination of this Agreement during the Executive's lifetime, the Company and the Owner shall cooperate with the beneficiary or beneficiaries designated by the Owner to take whatever action is necessary to collect the death benefit provided under the Policy. When such benefit has been collected and paid as provided herein, this Agreement shall thereupon terminate.

            (b) Upon the death of the Executive prior to the termination of this Agreement during the Executive's lifetime, the beneficiary or benefi-ciaries designated by the Owner pursuant to Paragraph 2(c) hereof shall be entitled to receive a portion of the death benefits provided under the Policy in an amount equal to the Benefit Amount determined as of the Measurement Date (which amount shall be reduced as provided in Paragraph 1(e) hereof upon the later of the Executive's Normal Retirement Date or the date of the termination of the Executive's employment with the Company for a reason other than death). This amount shall be paid under the settlement option elected by the Owner.

            (c) Upon the death of the Executive prior to the termination of this Agreement during the Executive's lifetime, the Company shall have the unqualified right to receive any and all of the death benefits provided under the Policy in excess of the amount payable pursuant to Paragraph 7(b) above to the beneficiary or beneficiaries designated by the Owner. This amount shall be paid to the Company in a single lump sum cash payment.

            (d) The parties hereto agree that, upon the request of the Company, the beneficiary designation provision of the Policy shall conform to the provisions hereof.

      8.    Termination of Agreement.

            (a) This Agreement may be terminated by the Owner at any time during the Executive's lifetime and after the fifteenth Anniversary Date upon written notice to the Company and payment to the Company by the Owner at the time of such notice of a single lump sum cash payment in an amount equal to the aggregate premium payments made by the Company pursuant to Paragraph 5 hereof on or before the date of such termination, less any withdrawals from the Policy by the Company prior to the date of such termination and any indebtedness secured by the Policy which was incurred by the Company and remains outstanding as of the date of such termination, including any unpaid accrued interest on such indebtedness. Upon receipt of such amount, the Company shall release the collateral assignment of the Policy by the execution and delivery of an appropriate instrument of release.

            (b)   This  Agreement may be terminated by the Company at any time during the Executive's lifetime (including, without limitation, upon the Executive's termination of employment with the Company or at any time before or after such termination); provided, however, that (i) from and after the Executive s Normal Retirement Date, this Agreement may not be terminated by the Company until the later of such Normal Retirement Date, the date upon which the Executive's employment with the Company terminates, the expiration of the Premium Payment Period or the fifteenth Anniversary Date, (ii) from and after the date upon which the Executive becomes Disabled, this Agreement may not be terminated by the Company until the earlier of the Executive's Normal Retirement Date, the expiration of the Premium Payment Period, the fifteenth Anniversary Date or the third anniversary of the date upon which the Executive becomes Disabled, and
   (iii) from and after the date upon which a Change in Control occurs, this Agreement may be terminated by the Company only on or after the date upon which the Executive's employment with the Company terminates (except that, if the Executive's employment with the Company terminates under circum-stances pursuant to which the Executive is entitled to a severance benefit under the Change in Control Severance Agreement, then this Agreement may not be terminated by the Company until the third anniversary of the date of such termination of employment). The Company shall provide the Owner and the Executive with 30 days prior written notice of any such termination of this Agreement by the Company. If this Agreement is terminated by the Company as provided in the preceding provisions of this Paragraph 8(b), then for 60 days after the effective date of the termination of this Agreement, the Owner shall have the option of obtaining the release of the collateral assignment of the Policy to the Company. To obtain such release, the Owner shall repay to the Company the total amount of the premium payments made by the Company hereunder, less any withdrawals from the Policy by the Company prior to the date of such termination and any indebtedness secured by the Policy which was incurred by the Company and remains outstanding as of the date of such termination, including any unpaid accrued interest on such indebtedness. Upon receipt of such amount, the Company shall release the collateral assignment of the Policy by the execution and delivery of an appropriate instrument of release. If the Owner fails to exercise such option within such 60 day period, then the interest of the Owner in the Policy shall automatically be transferred to the Company and the Owner shall execute any document or documents requested by the Company or the Insurer to effect such transfer. Alternatively, the Company may enforce its right to be repaid the amount due it hereunder from the cash surrender value of the Policy under the collateral assignment of the Policy; provided that in the event the cash surrender value of the Policy exceeds the amount due the Company, such excess shall be paid to the Owner. Thereafter, neither the Owner nor any person claiming under the Owner shall have any further interest in and to the Policy, either under the terms thereof or under this Agreement.

            (c) Notwithstanding any provision in this Agreement to the contrary, if the Executive's employment with the Company is terminated for Cause at any time (whether before or after the Executive attains his or her Normal Retirement Date), then (i) this Agreement shall automatically terminate upon such termination of employment, (ii) the interest of the Owner in the Policy shall automatically be transferred to the Company and the Owner shall execute any document or documents requested by the Company or the Insurer to effect such transfer, (iii) the Company may exercise all rights of ownership of the Policy, take all proceeds of the Policy, take proceeds designated for the beneficiary or beneficiaries designated by the Owner, assign its ownership interest in the Policy to any other party or take any other action the Company determines in its sole discretion, and
   (iv) neither the Owner, the Executive nor their respective heirs, assigns, personal representatives, or beneficiaries shall have any further rights, claims, or interests of any nature whatsoever in the Policy or in this Agreement.

            (d) It is a condition precedent to the execution of this Agreement that the Owner and the Executive acknowledge and agree that the Company has the right, subject to certain limitations set forth in Para-graph 8(b) hereof, to terminate this Agreement at any time for any reason whatsoever or for no reason at all. Without limiting the scope of the foregoing, the Owner and the Executive specifically acknowledge and agree that the Company shall have the right to terminate this Agreement prior to the occurrence of a Change in Control in the event that the premiums required to be paid under the Policy are increased due to a deterioration in the health or medical condition of the Executive after the Effective Date. In such event, the Owner and the Executive hereby waive, and agree that they shall not assert, any claim or cause of action, in contract, tort or otherwise, against the Company, any Affiliate of the Company or any employee, director, officer or agent of the Company or any such Affiliate with respect to the termination of this Agreement, including, without limitation, any claim or cause of action based on any alleged discriminato-ry practice. By entering into this Agreement, the parties hereto agree that the conditions and provisions set forth in this Paragraph 8(d) are an essential component of this Agreement, and it is their intent that such conditions and provisions not be severed from the other terms and provi-sions of this Agreement.

      9. Insurer Not a Party. Subject to the terms and conditions of the Policy, the Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy and upon the performance of its other obligations in accordance with the terms of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy.

      10. Named Fiduciary, Determination of Benefits, Claims Procedure and Administration.

            (a) Named Fiduciary. The Company is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a premium payment policy and method consistent with the objectives of this Agreement.

            (b) (1) Claim. A person who believes that he or she is being denied a benefit to which he or she is entitled under this Agreement (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the Company at its then principal place of business.

                  (2) Claim Decision. Upon receipt of a claim, the Company shall advise the Claimant that a reply will be forthcoming within 90 days and shall, in fact, deliver such reply within such period. The Company may, however, extend the reply period for an additional 90 days for reasonable cause.

                        If the claim is denied in whole or in part, the Company shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (i) the specific reason or reasons for such denial; (ii) the specific reference to pertinent provisions of this Agreement on which such denial is based; (iii) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; (iv) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (v) the time limits for requesting a review under subsection (3) and for review under subsection (4) hereof.

                  (3) Request for Review. Within 60 days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Company review its determination. Such request must be addressed to the Company, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Company. If the Claimant does not request a review of the Company's determination within such 60 day period, he or she shall be barred and estopped from challenging the Company's determination.

                  (4)   Review  of Decision.        Within  60 days  after the
      Company's receipt of a request for review, it will review the determina-tion. After considering all materials presented by the Claimant, the Company will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the 60 day time period be extended, the Company will so notify the Claimant and will render the decision as soon as possible, but no later than 120 days after receipt of the request for review.

      11.    Arbitration.

            (a) Upon completion of the claims procedure described in Paragraph 10(b) hereof (if applicable), all claims, demands, causes of action, disputes, controversies, and other matters in questions arising out of or relating to this Agreement, any provision hereof, the alleged breach thereof, or in any way relating to the subject matter of this Agreement involving the parties hereto and/or their respective representatives, even though some or all of such claims allegedly are extra-contractual in nature, whether such claims sound in contract, tort, or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Employment Dispute Resolution Rules then in effect with the American Arbitration Association. The arbitration proceeding shall be conducted in Houston, Texas. This agreement to arbitrate shall be enforce-able in either federal or state court.

            (b) The enforcement of this agreement to arbitrate and all procedural aspects of this agreement to arbitrate, including but not limited to, the construction and interpretation of this agreement to arbitrate, the issues subject to arbitration (i.e., arbitrability), the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitrability, and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act and shall be decided by the arbitrators. In deciding the substance of any such claims, the arbitrators shall apply the substantive laws of the State of Texas (excluding Texas choice-of-law principles that might call for the application of some other state's law); provided, however, it is expressly agreed that the arbitrators shall have no authority to award treble, exemplary, or punitive damages under any circumstances regardless of whether such damages may be available under Texas law, the parties hereby waiving their right, if any, to recover treble, exemplary, or punitive damages in connection with any such claims. If any party to this Agreement institutes arbitration to enforce the terms of this Agreement, the party who prevails in such arbitration, whether plaintiff or defendant, in addition to the remedy or relief obtained in such arbitration proceeding shall be entitled to recover its or his expenses incurred in connection with such arbitration proceeding, including, without limitation, arbitra-tors and attorneys fees, and the arbitrators are authorized to so award such costs and fees.

            (c) The arbitration may be initiated by any party by providing to the other parties a written notice of arbitration specifying the claims. Within 30 days of the notice of initiation of the arbitration procedure,
   (1) the Owner and the Executive, acting together, shall denominate one arbitrator and (2) the Company shall denominate one arbitrator. The two arbitrators shall select a third arbitrator failing agreement on which within 60 days of the original notice, either the Owner, the Executive or the Company shall apply to the Senior Active United States District Judge for the Southern District of Texas, who shall appoint a third arbitrator. While the third arbitrator shall be neutral, the two party-appointed arbitrators are not required to be neutral and it shall not be grounds for removal of either of the two party-appointed arbitrators or for vacating the arbitrators' award that either of such arbitrators has past or present minimal relationships with the party that appointed such arbitrator.
   Evident partiality on the part of an arbitrator exists only where the circumstances are such that a reasonable person would have to conclude there in fact existed actual bias. A mere appearance or impression of bias will not constitute evident partiality or otherwise disqualify an arbitra-tor.

            (d) The three arbitrators shall by majority vote resolve all disputes between the parties. There shall be no transcript of the hearing before the arbitrators. The arbitrators' decision shall be in writing, but shall be as brief as possible. The arbitrators shall not assign the reasons for their decision. The arbitrators shall certify in their award that they have faithfully applied the terms and conditions of this Agree-ment and that no part of their award includes any amount for exemplary or punitive damages. All proceedings conducted hereunder and the decision of the arbitrators shall be kept confidential by the parties, e.g., the arbitrators' award shall not be released to the press or published in any of the various arbitration reporters. Judgment upon any award rendered in any such arbitration proceeding may be entered by any federal or state court having jurisdiction.

      12. Amendment. This Agreement may not be amended, altered, or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns. Notwithstanding the foregoing or any other provision herein to the contrary, the Premium Payment Period, the face amount of the Policy, the amount of premiums to be paid by the Company, and/or the references in this Agreement to the fifteenth Anniver-sary Date may be changed by the Company without the consent of the Owner or the Executive to the extent necessary to (a) maintain the Policy as a "life insurance contract" (within the meaning of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), and the interpretative authority promulgated thereunder) and (b) prevent the Policy from consti-tuting a modified endowment contract (within the meaning of Section 7702A of the Code and the interpretative authority promulgated thereunder). The Company shall provide the Owner and the Executive with prompt written notice of any such change.

      13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and the Owner, the Executive and their respective successors, assigns, heirs, executors, administrators, and beneficiaries; provided, however, that the rights and obligations of the Owner and the Executive hereunder are personal and neither this Agreement, nor any right, benefit, or obligation of the Owner or the Executive hereto, shall be subject to voluntary or involuntary assignment, alienation or transfer, whether by operation of law or other-wise, without the prior written consent of the Company.

      14. Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States registered or certified mail, postage prepaid, addressed to such party s last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand.

      15. Employment Relationship. For all purposes of this Agreement, the Executive shall be considered to be in the employment of the Company as long as the Executive remains an employee of the Company or any Affiliate of the Company. However, this Agreement is not an employment agreement. This Agreement shall not be construed as creating an express or implied contract of employment and does not modify the nature of the Executive's employment relationship with the Company or its Affiliates, as the case may be. Except as otherwise agreed in writing between the Executive and the Company or an Affiliate of the Company, the employment relationship between the Executive and the Company or its Affiliates is at-will, i.e., the employment relationship may be terminated at any time at the will of either the Company or the Executive for any reason or no reason at all.

      16. Taxes and Policy Illustrations. The Company makes no guarantees and assumes no obligations or responsibilities with respect to the Owner's or the Executive's federal, state, or local income, estate, inheritance, and gift tax obligations, if any, under this Agreement, the Policy or the collateral assignment of the Policy to the Company. The Executive and the Owner agree and acknowledge that the Policy illustrations provided prior to the Effective Date and any Policy illustrations that may be provided from time to time thereafter by the Company, the Insurer or their respective agents and representatives are not guaranteed and are not a part of the Policy or this Agreement. Such Policy illustrations shall not create any additional obligations or responsibilities to the Executive or the Owner by the Company, the Insurer, or their respective agents and representa-tives.

      17.   Governing  Law.   This Agreement,  and the  rights of  the parties
   hereunder, shall be governed by and construed in accordance with the laws of the State of Texas.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on this the _____ day of ____________, 1998, effective as of the Effective Date.

                                    AMERICAN GENERAL CORPORATION


                              By:____________________________________________
                              Name:__________________________________________
                              Title:_________________________________________

                                                                     "COMPANY"


                                    _________________________________________
                                    ____________________

                                                                   "EXECUTIVE"


                                    _________________________________________
                                    _______________________________________

                                                                       "OWNER"

                                    EXHIBIT A


      The following life insurance policy is subject to the attached Split-Dollar Agreement:


   Insurer:             American General Life Insurance Company

   Insured:             __________________________

   Policy Number:       __________________________

   Face Amount on the
   Effective Date:            $_________________________

   Effective Date of Policy:  May____, 1998

                ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL


      A. FOR VALUE RECEIVED, the undersigned (hereinafter the "Owner") hereby assigns, transfers and sets over to American General Corporation, with principal offices and place of business in Houston, Texas, its successors and assigns (hereinafter the "Assignee"), Policy No. __________- _______ issued by American General Life Insurance Company (hereinafter the "Insurer"), and any supplementary contracts issued in connection therewith (said policy and contracts hereinafter the "Policy"), insuring the life of __________________ __________ (the "Executive"), and all claims, options, privileges, rights, title and interest therein and thereunder (except as otherwise provided herein), subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The Owner, by this Assignment, and the Assignee, by acceptance of the assignment of the Policy to it hereunder, agree to the terms and conditions contained herein.

      B. This Assignment is made and the Policy is to be held as collateral security for any and all liabilities and obligations of the Owner to the Assignee, either now existing or that may hereafter arise, under and pursuant to that certain Split-Dollar Agreement by and among the Owner, the Assignee, and the Executive, dated effective as of May ____, 1998 (herein-after the "Split-Dollar Agreement"). The liabilities and obligations described in the preceding sentence are hereinafter referred to as the "Liabilities."

      C. It is expressly agreed that, without detracting from the generali-ty of the foregoing, the following specific rights are included in this Assignment and pass to the Assignee by virtue hereof:

            1. The sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;

            2. The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow; and

            3. The sole right to obtain one or more withdrawals, loans or advances on the Policy, either from the Insurer or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances.

      D. It is expressly agreed that the following specific rights, so long as the Policy has not been surrendered and to the extent permitted under the Split-Dollar Agreement, are reserved by the Owner and excluded from this Assignment and do not pass by virtue hereof:

            1. The right to designate and change the beneficiary to receive the portion of the proceeds under the Policy specified in Paragraph 7(b) of the Split-Dollar Agreement; and

            2. The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer with respect to such proceeds.

   However, the reservation of these rights by the Owner shall in no way impair the right of the Assignee to surrender the Policy nor impair any other right of the Assignee hereunder. Further, any exercise of these rights shall be made subject to this Assignment and to the rights of the Assignee hereunder.

      E. Notwithstanding the foregoing, the Assignee covenants and agrees with the Owner as follows:

            1. Any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy, had this Assignment not been executed;

            2. The Assignee will not exercise the right to surrender the Policy, nor the right to make withdrawals from the Policy or obtain policy loans from the Insurer, unless and until there has been default in any of the Liabilities or the Split-Dollar Agreement has been terminated, pursuant to its terms; in any event, the Assignee will not exercise any such right until 15 days after the Assignee shall have mailed notice of intention to exercise such right, by first class mail, to the Owner at the address last supplied in writing to the Assignee specifically referring to this Assignment; and

            3. The Assignee will, upon request, forward the Policy to the Insurer without unreasonable delay, for endorsement of any designation or change of beneficiary or any election of an optional mode of settle-ment that has been elected by the Owner.

      F. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, the validity or the amount of the Liabilities, the existence of any default therein, termination of the Split-Dollar Agree-ment, the giving of any notice hereunder, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Payment for all or any part of the sums due under the Policy and assigned herein shall be drawn to the exclusive order of or as directed by the Assignee if, when, and in such amounts as may be requested by the Assignee.

      G. The Assignee shall be under no obligation to pay any premium on the Policy nor the principal of or interest on any loans or advances on the Policy, whether or not obtained by the Assignee, or any other charges on the Policy.

      H. The exercise of any right, option, privilege or power given herein to the Assignee shall be at the option of the Assignee, and (except as provided herein) the Assignee may exercise any such right, option, privi-lege or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by the Owner.

      I. If applicable, the Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this Assignment to the Liabilities in such order as the Assignee shall determine, without resorting to or regard to other security.

      J. As applied to the duties and responsibilities of the Insurer, in the event of any conflict between the provisions of this Assignment and the provisions of the Split-Dollar Agreement with respect to the Policy or the Assignee s rights of collateral security therein, the provisions of this Assignment shall prevail. As applied between the Owner and the Assignee, in the event of any such conflict, the provisions of the Split-Dollar Agreement shall prevail.

      K. The Owner declares that no proceedings in bankruptcy are pending against the Owner and that the Owner s property is not subject to any assignment for the benefit of creditors of the Owner.

      SIGNED this ___ day of ______________, 1998, effective as of May _____, 1998.



                                          __________________________________
                                          __________________________________
                                          __________________________________
                                                                    "OWNER"

   This Assignment is hereby accepted and agreed to by the Assignee.

                                    AMERICAN GENERAL CORPORATION


                                    By:_____________________________________
                                    Name:  _________________________________
                                    Title: _________________________________

                                                                 "ASSIGNEE"

   STATE OF _______________   Section
                              Section
   _______________ COUNTY     Section


      On  the  _____  day  of  ___________________________,  1998,  before  me personally came ______________________, __________________________________-
   __________________, to me known to be the individual who executed the Assignment on the preceding pages hereof and acknowledged to me that he or she executed the same.


                                          ___________________________________
                                          Notary Public in and for
                                          THE STATE OF_______________________

   My Commission Expires:

   ____________________________